Exhibit 10

                      AGREEMENT AND PLAN OF REORGANIZATION


         This Agreement and Plan of Reorganization is entered into to be effective the 1st day of May, 2000, by, between, and among digitalpreviews.com, Inc., a Nevada corporation (hereinafter "digitalpreviews") and dialaclass.com, Inc., a Nevada corporation, (hereinafter "dialaclass"), David Shamy, and the following individuals or entities who shall hereinafter be referred to collectively as the dialaclass shareholders, Kevin Shamy, Lyndon Shamy, Memory Improvement Systems, Inc., Lorenzo M. Spencer, DCINV, LLC, and Ron Hayes.

                                    Recitals:

         A. David Shamy owns 1,000,000 shares of dialaclass common stock and the dialaclass shareholders each own 10,000 shares of dialaclass common stock.

         B. digitalpreviews, dialaclass, David Shamy and the dialaclass shareholders, desire that a reorganization take place between digitalpreviews and dialaclass so that dialaclass becomes a 100 percent owned subsidiary of digitalpreviews all according to the terms and conditions of this agreement.

         NOW THEREFORE, in consideration of the mutual terms and covenants set forth herein, the parties hereto approve and adopt this agreement and plan of reorganization and mutually covenant and agree with each other as follows:

                                    AGREEMENT

         1.       Shares to be cancelled, transferred, and issued.
                  ------------------------------------------------

                  1.1. David Shamy hereby contributes back to dialaclass for cancellation is 1,000,000 shares of common stock of dialaclass.

                  1.2. The dialaclass shareholders hereby transfer to digitalpreviews all of their shares of dialaclass common stock in exchange for digitalpreviews issuing to the dialaclass shareholders shares of digitalpreviews common stock so that the dialaclass shareholders receive one share of digitalpreviews common stock for each share of dialaclass common stock transferred.

         2.       Representations and Warranties.
                  -------------------------------

                  2.1. Each dialaclass shareholder represents and warrants with respect to only himself or itself as follows:

                  o He or it is the record owner of 10,000 shares of common stock of dialaclass;
                  o His or its shares are fully paid and nonassessable as of the date hereof and he or it will continue to own his or its shares until deliver thereof to digitalpreviews;

                  o At the time of delivery, the shares will be free and clear of all liens, encumbrances, charges, and assessments of every nature and subject to no restrictions with respect to transferability.
                  o He or it has full power and authority to assign and transfer his or its shares of dialaclass in accordance with the terms of this agreement.
                  o Except for this agreement there are no outstanding options, contracts, calls, commitments, arrangements, or demands of any character relating to the shares.

                  2.2.     Digitalpreviews represents and warrants as follows:

                  o Digitalpreviews is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada with full power and authority to enter into and perform the transactions contemplated by this agreement.

                  o The shares of digitalpreviews common stock to be issued under the terms of this agreement to the dialaclass shareholders shall be legally and validly issued and fully paid and nonassessable when issued. All representations by digitalpreviews to the dialaclass shareholders regarding the assets, liabilities, and business plans of digitalpreviews are true and correct and complete in all material respects.


         3.       Security Act Provisions.
                  ------------------------

                  3.1.  Restrictions  on  Disposition  of  Shares.  Each  of the
         dialaclass shareholders, individually and not jointly, covenants and warrants that the digitalpreviews shares received are acquired for his or its own account and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Digitalpreviews, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section 3.1., an appropriate endorsement will be placed upon each of the certificates of common stock at the time of distribution of such shares by digitalpreviews pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer instruction shall be placed with the transfer agent for the securities.

                  3.2 Notice of Limitation Upon Disposition. Each dialaclass shareholder is aware that the shares distributed to him will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, he will probably have to retain such shares for a period of at least one years and at the expiration of such one year period his sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if digitalpreviews is current in its filings with the Securities and Exchange Commission under the

         Securities Exchange Act of 1934, as amended, or other public disclosure
         requirements,   and  the  other  limitations  imposed  thereby  on  the
         disposition of shares of digitalpreviews.

         4. Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah.

         5. Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party of parties, which consent shall not be unreasonably withheld.

         6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

         7. Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to person or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

         8. No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

         9. Survival of Covenants, Etc. All covenants, representations, and warranties made herein to any parties or in any statement or document delivered to any party hereto, shall survive the making of this Agreement and shall remain in full force and effect until the obligations of such party hereunder have been fully satisfied.

         10. Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transactions contemplated herein.

         11. Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

         12. Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         13. Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto executed the foregoing Agreement and Plan of Reorganization as of the day and year first above written.

                                                digitalpreviews.com, Inc.


                                                 By: /s/
                                                    ----------------------------
                                                    David Shamy, President


                                                dialaclass.com, Inc.


                                                 By: /s/
                                                    ----------------------------
                                                    David Shamy, President


                                                     /s/
                                                    ----------------------------
                                                    David Shamy

                                                     /s/
                                                    ----------------------------
                                                    Kevin Shamy

                                                     /s/
                                                    ----------------------------
                                                    Lyndon Shamy

                                                Memory Improvement Systems, Inc.


                                                 By: /s/
                                                    ----------------------------


                                                     /s/
                                                    ----------------------------
                                                    Lorenzo M. Spencer

                                                DCINV, LLC


                                                 By: /s/
                                                    ----------------------------

                                                     /s/
                                                    ----------------------------
                                                    Ron Hayes